Exhibit 31

                                  CERTIFICATION


I, Blair R. Couey, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Evans Systems, Inc for the quarter ended December 31, 2003.

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.
     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and I have:
          a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;
          b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
          c) Disclosed in this report any changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting and;
     5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):
          a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
          b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

Date: February 13, 2004

By: /s/ Blair R. Couey
-----------------------------------
Blair R. Couey
President, Chief Executive Officer
and Acting Chief Financial Officer